UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2018

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(604) 376-3567

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sales of Equity Securities

On December 10, 2018, Body and Mind Inc.’s (the “Company”) board of directors granted in aggregate 2,050,000 stock options to certain directors, officers, employees and consultants of the Company under the Company’s 2012 Incentive Stock Option Plan (the “Plan”) having an exercise price of CDN$0.57 per common share and an expiry date of five years from the date of grant. The Company relied upon the exemption from registration under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) provided by Rule 903 of Regulation S for optionees who are non-U.S. persons and on the exemption from registration provided by Section 4(a)(2) under the U.S. Securities Act for optionees who are U.S. persons.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 10, 2018, the Company’s board of directors granted in aggregate 2,050,000 stock options to certain directors, officers, employees and consultants of the Company under the Plan having an exercise price of CDN$0.57 per common share and an expiry date of five years from the date of grant.

The following table below sets forth the stock options awarded to the Company’s current directors and officers on December 10, 2018:

Name and Position	Number of Stock Options
Leonard Clough (CEO, President & Director)	250,000
Robert Hasman (Director)	250,000
Kevin Hooks (Director)	250,000
Darren Tindale (CFO)	250,000
Dong Shim (Director)	250,000
Stephen (Trip) Hoffman (COO)	175,000

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Item 8.01 Other Events

On December 11, 2018, the Company issued a news release to announce the Company has issued an aggregate of 2,050,000 stock options (the “Options”) in accordance with the Company’s Plan at an exercise price of CDN$0.57 per share for a five year term expiring on December 10, 2023. The Options were granted to newly appointed management personnel, in addition to current directors, officers, employees and consultants of the Company. The Options vest as of the date of the grant.

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit	Description

99.1	News Release dated December 11, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: December 14, 2018	By:	/s/ Darren Tindale
Darren Tindale
Chief Financial Officer

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